Exhibit 99.1

Filed by Park Sterling Corporation pursuant to Rule 425
under the Securities Act of 1933 and deemed filed under
Rule 14a-12 of the Securities Exchange Act of 1934

Subject Company: Citizens South Banking Corporation
Commission File No. 000-23971

Investor Meetings

Citizens South Banking Corporation and Park Sterling Corporation

May-June 2012

Forward Looking Statements

This presentation contains, and Park Sterling and Citizens South and their respective management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: synergies and other financial benefits from the proposed merger may not be realized within the expected time frames; costs or difficulties related to integration matters might be greater than expected; inability to obtain governmental approvals of the combination on the proposed terms and schedule and the assignment of certain Citizens South FDIC loss-share agreements; failure of Park Sterling's or Citizens South's shareholders to approve the merger; fluctuation in the trading price of Park Sterling's stock prior to the closing of the proposed merger, which would affect the total value of the proposed merger transaction; changes in loan mix, deposit mix, capital and liquidity levels, emerging regulatory expectations and measures, net interest income, credit trends and conditions, including loan losses, allowance for loan loss, charge-offs, delinquency trends and nonperforming asset levels, and other similar matters with respect to Park Sterling or Citizens South; the effects of negative economic conditions or a "double dip" recession, including stress in the commercial real estate markets or delay or failure of recovery in the residential real estate markets; the impact of deterioration of the United States credit standing; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying the establishment of allowances for loan losses of Park Sterling or Citizens South; deterioration in the credit quality of the loan portfolios of Park Sterling or Citizens South or in the value of the collateral securing those loans; deterioration in the value of securities held in the investment securities portfolios of Park Sterling or Citizens South; legal and regulatory developments; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's or Citizens South's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk. These forward-looking statements are not guarantees of future results or performance and involve certain risks and uncertainties that are based on management's beliefs and assumptions and on the information available to Park Sterling or Citizens South at the time that these disclosures were prepared. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements.

You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling's or Citizens South's filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling and Citizens South undertake no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

Additional Information

PARKSTERLING CITIZENS SOUTH

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the proposed merger, Park Sterling will file with the Securities and Exchange Commission a Registration Statement on Form S-4 that will include a joint proxy statement of Park Sterling and Citizens South that also constitutes a prospectus of Park Sterling, as well as other relevant documents concerning the proposed merger. **INVESTORS ARE STRONGLY URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER.** A free copy of the joint proxy statement/prospectus, as well as other filings containing information about Park Sterling and Citizens South, may be obtained after their filing at the SEC's Internet site (http://www.sec.gov). In addition, free copies of documents filed with the SEC may be obtained on the respective websites of Park Sterling and Citizens South at www.parksterlingbank.com and www.citizenssouth.com.

PARTICIPANTS IN SOLICITATION

Park Sterling and Citizens South and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about the directors and executive officers of Park Sterling and Citizens South and other persons who may be deemed participants in this solicitation will be included in the joint proxy statement/prospectus. Information about Park Sterling's executive officers and directors can be found in Park Sterling's definitive proxy statement in connection with its 2012 Annual Meeting of Shareholders filed with the SEC on April 16, 2012. Information about Citizens South's executive officers and directors can be found in Citizens South's definitive proxy statement in connection with its 2012 Annual Meeting of Stockholders filed with the SEC on April 13, 2012. Free copies of these documents can be obtained from the sources indicated above.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

A Strong Strategic Partnership

PARKSTERLING CITIZENS SOUTH

Execution Across Platform Will Drive Superior Performance

Deploying Capital …

- Top strategic target … partnership immediately deploys Park Sterling's "excess" capital through merger consummation, while offering significant capital management opportunities thereafter (see Slide 5)

Creating an Attractive Franchise …

- Partnership creates an attractive regional franchise, including the largest community bank in the Charlotte-Gastonia-Rock Hill MSA (see Slide 6)

Leveraging Organic Growth Opportunities …

- Partnership expands Park Sterling's origination capabilities in a critical Carolinas growth market, and leverages important product capabilities (see Slide 7)

Effectively Managing Risk …

- Partnership maintains an attractive risk profile, reflecting results from a comprehensive approach to due diligence and a proven approach to integration (see Slide 8)

Resulting in an Attractive Company

- Partnership achieves critical operating scale and results in attractive earnings outlook (see Slide 9)

Focused on Performance

- Partnership positions company to shift primary focus to organic growth and financial results (see Slide 10)

Financial estimates based on Park Sterling forecasts and assumptions.

Deploying Public Offering Capital

PARKSTERLING | CITIZENS SOUTH

Surplus Capital Relative to 10.00% Tier I Leverage Ratio



$140
$120
$100
$80
$60
$40
$20
$-
Community Capital Merger
Citizens South Merger
$127
$110
$110
$105
$103
$70
$52
$9
$9
$9
$10-$20
$10-$20
$12
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
Pro Forma 10.00%
Pro Forma w/ B.S. Actions
Pro Forma w/ B.S. Actions 9.45%
"Excess" Tier 1 at 10.00% Target
Opportunity post consummation
Opportunity at 9.45% Target

- "Day 1" public offering capital effectively deployed with Citizens South
  - ~ 10.40% Tier 1 leverage ratio
  - ~ $9 million surplus to current regulatory target*
- "Day 2" ability to generate $10-20 million in additional surplus to target
  - Produce pre-merger earnings
  - Reduce FHLB borrowings
  - Reduce brokered deposits
- "Day 3" ability to establish internal target more consistent with peer group
  - Example: 9.45% target ratio yields $12 million in additional surplus (2012Q1 peer group top quartile)

* Park Sterling committed to maintain 10.00% Tier 1 leverage ratio for three years following its 2010 public offering (through August 2013)

($ in millions) Financial estimates based on Park Sterling forecasts and assumptions.
Peer group quartile includes publicly-held depository institutions headquartered in the Carolinas with $750 million to $4 billion in total assets (Source: SNL Financial).

Creating an Attractive Franchise

PARKSTERLING | CITIZENS SOUTH

Combined Branch Network



Park Sterling acquiring Citizens South Banking
North Carolina
Tennessee
Knoxville
Asheville
Gastonia
Concord
Charlotte
Rock Hill
Greenville
Chapel Hill
Durham
Rocky Mount
Raleigh
Fayetteville
Wilmington
Marietta
Atlanta
Athens
Columbia
South Carolina
Augusta
Georgia
Macon
Atlantic Ocean
North Charleston
Charleston
Mount Pleasant
Banking institutions
Citizens South Banking Corp. (21)
Park Sterling Corp. (24)
Cities
Interstate network
Metropolitan statistical areas
Concord
Charlotte-Gastonia-Concord, NC-SC
Gaston
Charlotte
Rock Hill
As of May 14, 2012
Branches are pro forma for openings/closings and pending/completed mergers and acquisitions since June 30, 2011.
Source: SNL Financial
Map credit: Jesse Dellavance
SNL

- Creates premier community banking franchise in attractive Charlotte-Gastonia-Rock Hill MSA
  - Largest branch network
  - Largest deposit base
  - Exceptional banking team
  - Broad product capabilities
- Includes attractive deposit franchises
  - Upstate and Midlands regions, SC
  - North Georgia

Charlotte-Gastonia-Rock Hill MSA Deposit Market Share

Rank	Institution	# of Branches	Total Deposits	Market Share
1	Bank of America	61	$ 127,934,050	79.60%
2	Wells Fargo	82	$ 18,297,321	11.38%
3	BB&T	60	$ 4,038,087	2.51%
4	Fifth Third	35	$ 1,478,806	0.92%
5	SunTrust	36	$ 1,217,284	0.76%
6	First Citizens	30	$ 1,093,098	0.68%
7	PNC Financial	18	$ 1,066,036	0.66%
8	Park Sterling (pro forma)	14	$ 770,928	0.48%
9	SCBT Financial	8	$ 481,364	0.30%
10	Yadkin Valley	10	$ 453,123	0.28%

Source: SNL Financial; Deposit market share data as of June 30, 2011

Leveraging Organic Growth Capabilities

PARKSTERLING CITIZENS SOUTH

Origination Capabilities

- 20+ bankers and product specialists based in five higher-growth Carolinas metropolitan markets
  - Partnership will add 15+ Charlotte area bankers
- 18 fully-staffed branches located in community markets across Upstate and Midlands areas of South Carolina
  - Partnership will add 16 fully-staffed branches in Charlotte area and 5 in North Georgia

Product Capabilities

- Consumer
  - Full suite of consumer lending products
  - Deposit products and services
- Commercial
  - Cash flow, asset-based and real estate lending
  - Treasury management products and services
- Wealth management
  - Asset management, custody and trust services
  - Brokerage services



Richmond
Piedmont Triad
Research Triangle
Greenville/ Spartanburg
Charlotte
Wilmington
Columbia
Atlanta
Charleston

Maintaining Attractive Risk Profile

PARKSTERLING CITIZENS SOUTH

Confidence in Balance Sheet Values

- Extensive loan due diligence completed
  - Reviewed 400+ files representing $275 million (66%) of commercial UPB
  - Evaluated 3,840 loans representing $270 million of consumer UPB
  - Reviewed 29 properties representing $11.4 million (59%) of total OREO
  - Internal risk management team augmented by contract staff and third-party firm (both used in previous due diligence)
- Estimated $59.7 million in credit marks address covered and non-covered portfolios
  - ~10% through-the-cycle mark on non-covered portfolio since 2008Q4
  - FDIC loss-share coverage of Georgia portfolio*
  - ~72% of combined pro forma loan portfolio subject to FMV accounting adjustments
- Unique combination of two FDIC bid-eligible institutions

Proven Approach to Integration

- Leveraging strong cultural fit between organizations and retention of key employees
- Utilizing integration approach successfully executed in prior acquisitions
  - Proven project organization and governance
  - Proven methodologies and approach
  - Benefit from previous "lessons learned"
- Ability to leverage common systems and processes between legacy companies
  - Jack Henry Silverlake core processing, general ledger and file management systems
  - LaserPro loan document preparation software
  - CRM credit risk rating system
  - SafeSystems distributed network environment
- Utilizing experienced internal and external integration resources organizations

Financial estimates based on Park Sterling forecasts and assumptions. "UPB" represents unpaid principal balance.
** FDIC loss-share coverage subject to regulatory approval of Loss Share Agreement transfer.*

Resulting in an Attractive Company

PARKSTERLING CITIZENS SOUTH

Financial Profile

	Post-Public Offering (2010Q3)	Post-Community Capital (2011Q4)	Actual Results (2012Q1)	Estimated Pro Forma Combined (2012Q1)
Balance Sheet Profile				
Cash & investments	$ 229	$ 247	$ 295	$ 514
Total loans	$ 398	$ 759	$ 728	$ 1,438
Total assets	$ 633	$ 1,113	$ 1,131	$ 2,187
Demand deposits	$ 30	$ 143	$ 149	$ 246
Total deposits	$ 417	$ 847	$ 856	$ 1,731
Tangible common capital	$ 184	$ 186	$ 188	$ 247
Tangible book value per share	$ 6.55	$ 5.79	$ 5.87	$ 5.16
Tier 1 leverage ratio	32.80%	17.77%	14.77%	10.40%
Earnings Profile	(three month results excluding merger-related expenses)			
Total revenues	$ 3.7	$ 9.2	$ 13.7	-
Provision expense	$ (6.1)	$ (1.1)	$ (0.1)	-
Noninterest expenses	$ (5.2)	$ (7.4)	$ (10.1)	-
Net income (loss)	$ (3.7)	$ 0.7	$ 2.4	-
Net income (loss) per share	$ (0.23)	$ 0.02	$ 0.07	-
Weighted average diluted shares	15,998,924	30,719,363	32,075,398	-

($ in millions) Financial estimates based on Park Sterling forecasts and assumptions, excluding merger-related expenses.

Prior to Merger Announcement

- Building toward critical operating scale
  - $1.1 billion in total assets
  - $5.87 TBV/share
  - Estimated annual earnings per share of approximately $0.15

Pro Forma Combined Company

- Achieving critical operating scale
  - $2.2 billion in total assets
  - $5.16 TBV per share
  - Estimated pro forma fully-ramped annual earnings per share of approximately $0.40 to $0.50
- Dilutes TBV by $0.71 per share (12%)
  - Excluding potential accretion from pre-consummation earnings
- Results in estimated annual earnings per share accretion of $0.25 to $0.35
  - Implies TBV payback in approximately three years

Focused on Performance

PARKSTERLING CITIZENS SOUTH

Acquisition Outlook

- Focused on Citizens South through merger consummation
  - Expected closing in 2012Q4 (subject to regulatory and shareholder approvals)
- No expectation of pursuing additional merger partners over next 12-18 months
  - Opportunity to strengthen share price through performance and/or capital management
- Improved operating scale reinforces Park Sterling's ability to pursue only best opportunities
  - Continue to build an attractive franchise and financial profile

Capital Management

- Regulatory restrictions effectively preclude stock repurchases prior to merger consummation
- Anticipate revisiting repurchase program following merger consummation
  - Evaluate capital needs against expected anticipated earnings, organic growth and balance sheet actions
  - Focus on enhancing return on equity and TBV per share

Conclusions

PARKSTERLING CITIZENS SOUTH

Compelling Contribution to Franchise

- Transformational step toward building a highly attractive regional banking franchise
- Creates premier community banking presence in attractive Charlotte-Gastonia-Rock Hill MSA
  - Adds 21 branches, attractive core deposits and a 107 year old franchise
  - Compelling branch network with density in key growth market
- Significantly enhances organic growth opportunities
  - Adds management and banking talent in attractive market
  - Strengthens opportunity to leverage full complement of products and services

Attractive Financial Results

- Effectively deploys current "excess" capital through merger consummation
  - Significant opportunities to replenish capital thereafter
- Maintains attractive risk profile
  - Comprehensive due diligence completed (~72% of loans FMV adjusted)
  - Proven approach to integration
- Offers immediate and significant earnings accretion
  - Achieves TBV dilution payback in approximately three years

($ in millions) Financial estimates based on Park Sterling forecasts and assumptions. Immediate accretion to EPS excludes merger-related expenses.

Q & A

Appendix 1:

Transaction Overview

PARKSTERLING CITIZENS SOUTH

Partnership Objective:	To leverage combined footprint and product capabilities to advance strategic objectives and enhance profitability
Consideration:*	70% stock (1.4799 PSTB shares for each CSBC share) 30% cash ($7.00 per share)
Transaction Value:	~$77.8 million (excluding exchange of SBLF preferred stock)
Merger-Related Expenses:	~$8.0 – $8.5 million
Board Representation:	Park Sterling to appoint Kim S. Price as a director and vice chairman, and Ben R. Rudisill, II as a director
Management and Employees:	Intention to retain key members of management and customer-facing personnel
Communities:	Intention to maintain an operations center in Gastonia and to fund local philanthropic activities
Capital Considerations:	No TARP at either institution; intention for future orderly repayment of $20.5 million SBLF investment
Conditions and Approvals:	Customary closing conditions; requires Citizens South shareholder, Park Sterling shareholder and regulatory approvals, and FDIC approval with respect to certain FDIC loss-share agreements of Citizens South
Anticipated Closing:	Fourth Quarter 2012

* Merger intended to be treated as a reorganization within meaning of Section 368(a) of the Internal Revenue Code except for any cash consideration received in the transaction.

Consideration mix subject to limitation that total cash component will not exceed 30% and total stock component will not exceed 70%.
Transaction values based on Park Sterling's closing stock price of $4.50 as of May 11, 2012.

Benefits to Citizens South

PARKSTERLING CITIZENS SOUTH

Shared Vision and Strategy

- Partnership creates premier community banking franchise in home market
- Park Sterling's branches establish bridge to Citizens South's North Georgia market
- Management teams share commitment to soundness, profitability and growth
- Larger organization offers employees greater opportunity for growth and enrichment
- Provides customers expanded products and growth opportunities

Advantages to Key Constituents

- Announced deal value approximates to 135% of market price and 114% of TBV
- Strong pro forma combined capital and liquidity ratios
- Combined company offers enhanced growth and profitability
- Confident in transaction closing given regulatory standing and no financing contingencies

Attractive Risk Profile

- Strong cultural fit
- Thorough reverse due diligence conducted on Park Sterling
- Confident that Park Sterling is solid and transparent
- Confident in financial strength of pro forma combined company

Financial estimates based on Park Sterling forecasts and assumptions.
Transaction values based on Park Sterling's closing stock price of $4.50 and Citizens South's closing stock price of $5.00 as of May 11, 2012.

Credit Due Diligence

Due Diligence Approach

- Consumer exposures
  - Experienced third-party firm estimated consumer losses utilizing roll rate analysis, statistical default probability and loss severity models
  - Consumer review included 3,840 loans and $270 million in UPB (covered and non-covered portfolios)
- Commercial exposures
  - Park Sterling risk management staff estimated commercial loses, with support from third-party firm and contract staff
  - Commercial review included 400+ files and $275 million in UPB (covered and non-covered portfolios)
  - Commercial review covered 87% of criticized and worse credits and 61% of performing loans
  - OREO review included 29 properties and $11.4 million in exposure (59% of total)

Estimated Credit Mark by Segment

Credit Exposures	Outstanding Balances*	Estimated Future Losses	Estimated Future Losses
Commercial & Industrial	$ 50,394	4.2%	$ 2,095
Owner Occupied Real Estate	136,022	5.5%	7,468
Other Commercial Real Estate	204,803	11.6%	23,744
Construction & Development	101,690	10.4%	10,551
1-4 Family Mortgages	150,554	4.1%	6,195
Home Equity & Consumer	93,943	5.0%	4,666
Consumer - Other	8,681	5.3%	464
Unallocated	-	-	4,500
Total	**$ 746,089**	**8.0%**	**$ 59,682**

Net charge offs since 2008 (Non-Covered Portfolio Only)	$ 38,460
Total Cumulative Losses (Non-Covered Mark Only)	**$ 62,215**
As a % of 2008 Loan Balance	**9.93%**

** As of March 31, 2012 loan tape; Not adjusted for acquisition accounting entries and loans in process*

Loan Portfolio (March 31, 2012)	Non-Covered Loans	Covered Loans	Total Loans	% of Total
Commercial and Industrial	$ 41,983	$ 4,756	$ 46,739	6%
Owner Occupied Commercial Real Estate	106,005	15,865	121,870	17%
Other Commercial Real Estate	120,893	40,579	161,472	22%
A,C&D - 1-4 Family	11,181	34	11,215	2%
A,C&D - Other	57,491	25,508	82,999	11%
1-4 Family (1st and 2nd Liens)	143,125	48,322	191,447	26%
HELOC	87,673	6,678	94,351	13%
Consumer	5,790	1,550	7,340	1%
States and Political Subdivisions & Other	10,218	5,540	15,758	2%
Total Loans	$ 584,359	$ 148,832	$ 733,191	100%

Non-covered NPAs		Covered NPAs	
Nonperforming loans	$ 22,052	Nonperforming loans	$ 40,582
OREO and other nonperforming assets	11,987	OREO and other nonperforming assets	9,447
Total non-covered NPAs	$ 34,039	Total covered NPAs	$ 50,029

Credit Quality Information and Ratios Breakdown	
Non-covered NPLs to non-covered loans:	3.80%
Non-covered NPAs to total non-covered loans and OREO:	5.75%

($ in thousands) "UPB" represents unpaid principal balances. Credit Mark by Segment based on preliminary estimated acquisition accounting adjustments. Balances exclude deferred fees and unearned income; Balances include loans held for sale.

Appendix 3b:

Comparison of Acquired Portfolios

PARKSTERLING CITIZENS SOUTH

Portfolio Compositions

- Citizens South's loan portfolio composition by type is considered favorable when compared to Community Capital's portfolio at the time of due diligence.
- Exposure to construction and development financing is considerably lower as a percent of the target portfolio.
- Approximately 1/3 of construction and development exposure is held in the covered loan portfolio

Portfolio Composition at Time of Due Diligence (%)



Citizens South 3/31/2012
Commercial Real Estate
C & D
Community Capital 3/31/2011*
Commercial Real Estate
C & D
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%

	Community Capital 3/31/2011*	Citizens South 3/31/2012
Commercial Real Estate Loans	31.80	43.41
1-4 Family Loans	23.75	22.73
Construction & Development Loans	19.41	10.21
Home Equity Loans	9.41	12.65
Multifamily Loans	3.50	2.73
Other Consumer	4.09	1.26
Commercial Loans	8.05	6.81

Non-Accrual to Total Loan (%)



10.00
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
9.13
7.24
7.10
5.93
5.22
5.46
5.55
4.66
4.22
4.18
4.32
4.35
4.07
3.89
3.45
3.21
3.77
3.29
2.43
2.72
2.78
2.26
1.93
1.24
1.33
1.08
0.84
0.43
0.64
0.53
0.46
2008 FQ1
2008 FQ2
2008 FQ3
2008 FQ4
2009 FQ1
2009 FQ2
2009 FQ3
2009 FQ4
2010 FQ1
2010 FQ2
2010 FQ3
2010 FQ4
2011 FQ1
2011 FQ2
2011 FQ3
2011 FQ4
2012 FQ1
CSBC - Nonaccrual Loans/ Loans (%)
CCC - Nonaccrual Loans/ Loans (%)

Source: SNL Financial. "CSBC" represents Citizens South; "CCC" represents Community Capital.

Advancing Our Vision

PARKSTERLING CITIZENS SOUTH

Components of Vision	*Status*
• Our vision is to capitalize on a unique opportunity to create a highly respected regional banking franchise that is	
— A return to a model of soundness, profitability and growth	✓
— Diversified by geography and business mix	✓
— Noted for exceptional risk management, market management, relationship management and customer service	✓
— The financial institution of choice for prospects, customers, employees, shareholders, and communities in the markets we serve	✓
• To achieve our vision we plan to employ the following strategy	
— Focus on markets that are well known to management, where there is a unique absence of traditional regional banks	✓
— Utilize community banking model successfully executed by team	✓
— Recruit experienced market talent to accelerate organic growth	✓
— Seize opportunity for traditional consolidator in the Carolinas and Virginia	✓
— Embrace the highest standards of corporate governance	✓

Leadership

PARKSTERLING CITIZENS SOUTH

Executive Officers

James C. Cherry *Chief Executive Officer*		32 years of banking experience including Chief Executive Officer of Mid-Atlantic Banking, President of Virginia Banking, Head of Trust and Investment Management for Wachovia Bank.
Bryan F. Kennedy, III *President*		30 years of banking experience including President North Carolina, Regions Bank and Executive Vice President, Park Meridian Bank. Helped organize Park Sterling in October 2006.
David L. Gaines *Chief Financial Officer*		24 years of banking experience including Chief Risk Officer for Corporate and Investment Banking, Senior VP and Comptroller, and Co-Manager of integration office for Wachovia Corporation.
Nancy J. Foster *Chief Risk Officer*		28 years of banking experience including Chief Risk Officer for CIT Group and Chief Credit Officer of Community Banking Group at LaSalle Bank.

Independent Board

Leslie M. (Bud) Baker, Jr. *Chairman*		Retired Chairman of Wachovia Corporation. Also served Wachovia as Chairman, President, Chief Executive Officer, and Chief Credit Officer, as well as President of the North Carolina Bank.
Walter C. Ayers *Director*		Retired President and Chief Executive Officer of the Virginia Bankers Association. Served as member of ABA's Communication Counsel, Government Relations Counsel and others.
Larry W. Carroll *Director*		President and Chief Executive Officer of Carroll Financial Associates, Inc, a registered investment advisory firm. CPA background. Park Sterling organizer in October 2006.
Jean E. Davis *Director*		Retired Executive and Head of Operations, Information Technology and e-Commerce at Wachovia Corporation. Also formerly Head of Human Resources, Head of Retail Banking.
Patricia C. Hartung *Director*		Executive Director of Upper Savannah Council of Governments. Founding member and former Chair of Community Capital Corporation.
Thomas B. Henson *Director*		President of Henson-Tomlin Interest, LLC and Senior Managing Director of Southeastern Private Investment Fund. Helped organize Park Sterling in October 2006. M&A attorney by background.
Jeffrey S. Kane *Director*		Retired Senior Vice President in charge of Charlotte office of Federal Reserve Bank of Richmond. Also served as head of Banking Supervision and Regulation.